UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   5/17/2017

CITIZENS FIRST CORPORATION

(Exact name of registrant as specified in its charter)

Kentucky	001-33126	61-0912615
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1065 Ashley Street, Bowling Green, Kentucky		42103
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure

Citizens First Corporation’s President and Chief Executive Officer, M. Todd Kanipe, and Executive Vice President and Chief Financial Officer, Steve Marcum, will present at the 2017 Annual Meeting of Shareholders to be held May 17, 2017 at 10:00 AM, local time, at the Warren County Public Library, Bob Kirby Branch -175 Iron Skillet Court, Bowling Green, Kentucky. A copy of the presentation materials is being furnished herewith as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Copy of presentation materials for Annual Meeting of Shareholders’ Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)

By:	/s/ M. Todd Kanipe
M. Todd Kanipe
President and Chief Executive Officer

Date: May 17, 2017

EXHIBIT INDEX

99.1 Copy of presentation materials for Annual Meeting of Shareholders’ Presentation